                                                                    EXHIBIT 99.9
                       LETTER OF TRANSMITTAL AND CONSENT

       TO TENDER AND TO GIVE CONSENT TO PROPOSED AMENDMENTS IN RESPECT OF

            7.50% ADJUSTABLE CONVERSION-RATE EQUITY SECURITIES UNITS

                                       OF

                            THE SEAGRAM COMPANY LTD.
           PURSUANT TO THE OFFER TO PURCHASE AND CONSENT SOLICITATION
                 OF VIVENDI UNIVERSAL, DATED FEBRUARY    , 2001

     The exchange agent for the exchange offer and consent solicitation is:

                              THE BANK OF NEW YORK

            By Hand or                  Facsimile Transactions:                By Registered or
       Overnight Delivery:           (Eligible Institutions Only):             Certified Mail:
       The Bank of New York                  (212) 815-6339                  The Bank of New York
        101 Barclay Street             Attention: William Buckley             101 Barclay Street
           Floor 7 East                                                          Floor 7 East
        New York, NY 10286             To Confirm by Telephone or             New York, NY 10286
    Attention: William Buckley           for Information Call:            Attention: William Buckley
      Reorganization Section                 (212) 815-5788                 Reorganization Section

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THE OFFER, WITHDRAWAL RIGHTS AND REVOCATION RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
YORK CITY TIME, ON MARCH   , 2001, UNLESS EXTENDED BY VIVENDI UNIVERSAL (SUCH
TIME OR DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). IF YOU DESIRE TO TENDER YOUR UNITS PURSUANT TO THE OFFER, YOU MUST CONSENT TO THE PROPOSED AMENDMENTS. YOU MAY NOT DELIVER CONSENTS WITHOUT TENDERING THE RELATED UNITS AND YOU MAY NOT REVOKE CONSENTS WITHOUT WITHDRAWING THE UNITS TENDERED PURSUANT TO THE OFFER.
--------------------------------------------------------------------------------

 DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FAX NUMBER OTHER THAN AS
              LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     HOLDERS WHO DESIRE TO TENDER THEIR UNITS PURSUANT TO THE EXCHANGE OFFER MUST CONSENT TO THE PROPOSED AMENDMENTS. PURSUANT TO THE TERMS HEREOF, THE COMPLETION, EXECUTION AND DELIVERY OF THE LETTER OF TRANSMITTAL AND CONSENT BY A HOLDER IN CONNECTION WITH THE TENDER OF UNITS WILL BE DEEMED TO CONSTITUTE THE CONSENT OF SUCH TENDERING HOLDER TO THE PROPOSED AMENDMENTS. HOLDERS MAY NOT WITHDRAW UNITS TENDERED PURSUANT TO THE EXCHANGE OFFER WITHOUT REVOKING THE RELATED CONSENTS. UNITS MAY NOT BE WITHDRAWN AND CONSENTS MAY NOT BE REVOKED ON OR AFTER 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. NO SEPARATE PAYMENTS WILL BE MADE FOR CONSENTS.

     THE INSTRUCTIONS CONTAINED HEREIN AND IN THE PROSPECTUS AND CONSENT SOLICITATION SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.

     By execution hereof, the undersigned acknowledges receipt of the Prospectus
and Consent Solicitation dated February   , 2001 (as the same may be amended
from time to time, the "prospectus") and this letter of transmittal and consent and instructions hereto (the "letter of transmittal and consent"), which together constitute (i) the exchange offer whereby Vivendi Universal, a corporation organized under the laws of the Republic of France, offers to purchase (the "exchange offer") all outstanding 7.50% Adjustable Conversion-rate Equity Security Units (the "units") issued by The Seagram Company Ltd. ("Seagram"), upon the terms and subject to the conditions set forth in the prospectus and this letter of transmittal and consent, for 0.7535 Vivendi Universal American Depositary shares ("ADSs"), each such ADS representing one Vivendi Universal ordinary share, and $5.00 in cash, plus accrued and unpaid distributions to but not including the date of payment, for each unit validly tendered and not properly withdrawn pursuant to the exchange offer, and (ii) Vivendi Universal's solicitation (the "consent solicitation", and together with the exchange offer, the "offer") of consents from holders of the units to amendments to certain of the provisions of the units, the Purchase Contract Agreement, dated as of June 21, 1999, between Seagram and The Bank of New York, as purchase contract agent, as amended by the Supplemental Agreement, dated as of December 8, 2000, entered into by Vivendi Universal (the "purchase contract agreement"), the 7.62% Subordinated Deferrable Notes due June 21, 2004 (the "subordinated notes") issued by Joseph E. Seagram & Sons, Inc. ("JES") and guaranteed on a subordinated basis as to payment of principal and interest by Seagram and the Indenture, dated as of September 15, 1991, among JES, as issuer, Seagram, as guarantor, and The Bank of New York, as Trustee, as amended by the First Supplemental Indenture, dated as of June 21, 1999, the Second Supplemental Indenture, dated as of November 15, 2000, and the Third Supplemental Indenture, dated as of January 5, 2001 (as amended, the "indenture"). Holders of at least a majority of the outstanding units must consent to the proposed amendments in order for them to be adopted. The proposed amendments will not become operative unless and until units validly tendered and not properly withdrawn are purchased pursuant to the offer. The proper tender of units by holders shall constitute the giving of consent by such holders with respect to their tendered units.

     THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, AT LEAST A MAJORITY OF THE UNITS BEING VALIDLY TENDERED AND NOT PROPERLY WITHDRAWN PURSUANT TO THE OFFER.

     The proposed amendments to the units and the purchase contract agreement will be set forth in a supplemental agreement to the purchase contract agreement, and the proposed amendments to the subordinated notes and the indenture will be set forth in a supplemental indenture to the indenture. The supplemental agreement and supplemental indenture will be executed promptly on or after the expiration date if valid consents have been received and not revoked from holders of at least a majority of the outstanding principal amount of the units. However, the supplemental agreement and the supplemental indenture will provide that the proposed amendments will become operative upon the acceptance and payment for all units validly tendered pursuant to the offer. If we do not purchase units pursuant to the exchange offer, the amendments will not become operative. The prospectus enclosed herewith contains a more complete description of the exchange offer and consent solicitation.

     HOLDERS OF UNITS SHOULD USE THIS LETTER OF TRANSMITTAL AND CONSENT TO TENDER UNITS PURSUANT TO THE EXCHANGE OFFER AND TO CONSENT TO THE PROPOSED AMENDMENTS.

     This letter of transmittal and consent is to be completed by a holder of the units, if (i) certificates representing units are to be physically delivered to The Bank of New York (the "exchange agent") by such holder, (ii) tender of units is to be made by book-entry transfer to the exchange agent's account at DTC pursuant to the procedures set forth under the caption "The Exchange Offer and Consent Solicitation -- Procedure for Tendering Units and Delivering Consents -- Book-Entry Delivery of the Units" in the prospectus; and such holder wishes to consent to the proposed amendments; and in each case instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

     Holders of units who are tendering by book-entry transfer to the exchange agent's account at DTC can execute their tender through ATOP. DTC participants that are accepting the offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the exchange agent's account at DTC. DTC will then send an agent's message to the exchange agent for its acceptance. The agent's message will constitute an acknowledgement by the tendering participant that it has received and agreed to be bound by this letter of transmittal and consent and that Vivendi Universal may enforce this letter of transmittal and consent against such participant. Delivery of the agent's message by DTC will satisfy the terms of the exchange offer and consent solicitation in lieu of execution and delivery of a letter of transmittal and consent by the participant identified in the agent's message. ACCORDINGLY, THIS LETTER OF TRANSMITTAL AND CONSENT NEED NOT BE COMPLETED BY A HOLDER TENDERING THROUGH ATOP.

     THE EXCHANGE OFFER AND CONSENT SOLICITATION ARE NOT BEING MADE TO (NOR WILL TENDERS OF UNITS BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER OR CONSENT SOLICITATION WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The undersigned has completed, executed and delivered this letter of transmittal and consent to indicate the action the undersigned desires to take with respect to the exchange offer and consent solicitation.

               TENDER OF UNITS AND CONSENT TO PROPOSED AMENDMENTS

[ ]  CHECK HERE IF CERTIFICATES REPRESENTING TENDERED UNITS ARE ENCLOSED
     HEREWITH.

[ ] CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering
Institution: ------------------------------------------------------------

Account
Number: -----------------------------------------------------------------

Transaction Code
Number: -----------------------------------------------------------------

     List below the units to which this letter of transmittal and consent relates. If the space provided is inadequate, list the certificate numbers and numbers of units on a separately executed schedule and affix the schedule to this letter of transmittal and consent. No alternative, conditional or contingent tenders will be accepted.

------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF UNITS
------------------------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESS(ES) OF REGISTERED                                  NUMBER OF UNITS
       HOLDER(S) OR NAME OF DTC PARTICIPANT                                       TENDERED         NUMBER OF UNITS NOT
           AND PARTICIPANT'S DTC ACCOUNT                                         AND AS TO          TENDERED AND AS TO
          NUMBER IN WHICH UNITS ARE HELD                 CERTIFICATE           WHICH CONSENTS         WHICH CONSENTS
              (PLEASE FILL IN BLANK)                      NUMBER(S)*            ARE GIVEN**           ARE NOT GIVEN
------------------------------------------------------------------------------------------------------------------------
                                                    ---------------------------------------------------------------
                                                    ---------------------------------------------------------------
                                                    ---------------------------------------------------------------
                                                    ---------------------------------------------------------------
                                                    ---------------------------------------------------------------
                                                    ---------------------------------------------------------------
                                                    ---------------------------------------------------------------
                                                    ---------------------------------------------------------------
                                                    ---------------------------------------------------------------
                                                    ---------------------------------------------------------------
                                                    ---------------------------------------------------------------
                                                    ---------------------------------------------------------------
                                                    ---------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 TOTAL NUMBER OF UNITS
------------------------------------------------------------------------------------------------------------------------
   * Need not be completed by holders tendering by book-entry transfer.
  ** Unless otherwise specified, it will be assumed that the entire number of units set forth above is being tendered. A tendering holder is required to consent to the proposed amendments with respect to all such units tendered by such holder and a tender of such units will be deemed to constitute the consent of such tendering holder to the proposed amendments in respect of all such tendered units.
------------------------------------------------------------------------------------------------------------------------

     The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing units tendered hereby.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Vivendi Universal, upon the terms and subject to the conditions set forth in the prospectus, receipt of which is hereby acknowledged, and this letter of transmittal and consent (which together constitute the "offer"), the number of units indicated in the table above entitled "Description of Units" under the column heading "Number of Units Tendered and as to which Consents are Given" and consents (or, if nothing is indicated therein, with respect to the entire number of units described in such table) to the proposed amendments to the units, the purchase contract agreement, the subordinated notes and the indenture described in the prospectus, with respect to such units. The undersigned acknowledges and agrees that the tender of units made hereby may not be withdrawn (nor may the consent made hereby be revoked) except in accordance with the procedures set forth in the prospectus. Terms used herein and not defined herein shall have the meanings ascribed to them in the prospectus.

     Subject to, and effective upon, the acceptance for exchange of, and payment for, the number of units tendered herewith in accordance with the terms and subject to the conditions of the offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Vivendi Universal, all right, title and interest in and to all the units tendered hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of Vivendi Universal) with respect to such units, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such units and all evidences of transfer and authenticity to, or transfer ownership of such units on the account books maintained by DTC to, or upon the order of, Vivendi Universal, (ii) present such units for transfer of ownership on the books of Seagram, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such units and (iv) deliver to Vivendi Universal, Seagram, JES, the purchase contract agent and the Trustee this letter of transmittal and consent as evidence of the undersigned's consent to the proposed amendments and as certification that the minimum condition has been satisfied, all in accordance with the terms and conditions set forth in the prospectus.

     The undersigned acknowledges and agrees that, by the execution and delivery hereof, the undersigned is consenting to the proposed amendments (with respect to the units tendered hereby) as permitted by the purchase contract agreement and the indenture and hereby also consents to the execution of a supplemental agreement and a supplemental indenture effecting such amendments, respectively. The undersigned acknowledges and agrees that the consent provided hereby shall remain in full force and effect unless and until such consent is revoked in accordance with the procedures set forth in the prospectus and that on or after 5:00 p.m., New York City time, on the expiration date, such consent may not be revoked (and agrees that it will not attempt to do so).

     If the undersigned is not the registered holder of the units listed in the box above labeled "Description of Units" under the column heading "Number of Units Tendered and as to which Consents are Given" or such registered holder's legal representative or attorney-in-fact, then in order to validly consent, the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver a consent in respect of such units on behalf of the holder thereof, and such proxy is being delivered with this letter of transmittal and consent.

     The undersigned acknowledges and agrees that a tender of units and granting of a consent pursuant to any of the procedures described in the prospectus and in the instructions hereto and an acceptance of such units by Vivendi Universal will constitute a binding agreement between the undersigned and Vivendi Universal upon the terms and subject to the conditions of the offer. For purposes of the offer, the undersigned understands that validly tendered units (or defectively tendered units with respect to which Vivendi Universal has, or has caused to be, waived such defect) will be deemed to have been accepted if, as and when Vivendi Universal gives oral or written notice thereof to the exchange agent, and consents received by the exchange agent will be deemed to have been accepted if, as and when Vivendi Universal gives written notice to the purchase contract agent and the Trustee of the receipt by the exchange agent of the requisite consents.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the units tendered hereby and to give the consent contained herein and that when such tendered units are accepted for exchange and payment by Vivendi Universal, Vivendi Universal will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request and as applicable, execute and deliver any additional documents deemed by the exchange agent or by Vivendi Universal to be necessary or desirable to complete the sale, assignment and transfer of the units tendered hereby, to perfect the undersigned's consent to the proposed amendments or to complete the execution of a supplemental agreement and a supplemental indenture.

     All authority conferred or agreed to be conferred by this letter of transmittal and consent shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

     Unless otherwise indicated herein under "A. Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any units not tendered or not accepted for exchange be issued in the name(s) of, and delivered to, the undersigned (and in the case of units tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under "B. Special Issuance/Delivery Instructions." the undersigned hereby request(s) that any checks for payment to be made in respect of the units tendered hereby in connection with the offer be issued to the order of, and delivered to, the undersigned.

     In the event that the "A. Special Issuance/Delivery Instructions," box is completed, the undersigned hereby request(s) that any units not tendered or not accepted for exchange be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that neither Vivendi Universal, Seagram nor JES has any obligation pursuant to the "A. Special Issuance/Delivery Instructions," box to transfer any units from the names of the registered holder(s) thereof if Vivendi Universal does not accept for exchange any units so tendered. The undersigned acknowledges and agrees that Vivendi Universal and the exchange agent may in appropriate circumstances defer effecting transfers of units and may retain such units until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is submitted to them. In the event that the "B. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that payment be made in respect of the units tendered hereby be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

                          A. SPECIAL ISSUANCE/DELIVERY
                                  INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 2, 6 AND 7)

     To be completed ONLY if units not tendered or not accepted for exchange are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this letter of transmittal and consent or sent to an address different from that shown in the box entitled "Description of Units" within this letter of transmittal and consent.

Name ----------------------------------------------------------------------
                                 (Please Print)

Address---------------------------------------------------------------------

---------------------------------------------------------------------------
                                   (Zip Code)

---------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

---------------------------------------------------------------------------
                        (See Substitute Form W-9 herein)

                   B. SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 2, 6 AND 7)

     To be completed ONLY if the Vivendi Universal ADSs to be issued and payment to be made are to be made in the name of someone other than the person(s) whose signature(s) appear(s) within this letter of transmittal and consent or sent to an address different from that shown in the box entitled "Description of Units" within this letter of transmittal and consent.

Name ----------------------------------------------------------------------
                                 (Please Print)

Address---------------------------------------------------------------------

---------------------------------------------------------------------------
                                   (Zip Code)

---------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

---------------------------------------------------------------------------
                        (See Substitute Form W-9 herein)

                                PLEASE SIGN HERE
         (TO BE COMPLETED BY ALL TENDERING HOLDERS OF UNITS REGARDLESS
           OF WHETHER UNITS ARE BEING PHYSICALLY DELIVERED HEREWITH)

     By completing, executing and delivering this letter of transmittal and consent, the undersigned hereby tenders, and consents to the proposed amendments (and to execution of a supplemental agreement and a supplemental indenture, effecting the proposed amendments) with respect to, the number of units listed in the box above labeled "Description of Units" under the column heading "Number of Units Tendered and as to which Consents are Given."

     This letter of transmittal and consent must be signed by the registered holder(s) exactly as the name(s) appear(s) on certificate(s) representing units or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of such units. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 2.
--------------------------------------------------------------------------------

          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY
                       (SEE GUARANTEE REQUIREMENT BELOW)

Dated
---------------------------

[Arrow]                                                                  [Arrow]
Name(s)
--------------------------------------------------------------------------------
                               (PLEASE SIGN HERE)

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone Number
--------------------------------------------------------------------------------

Tax Identification or Social Security No.
--------------------------------------------------------------------------------

                   COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9
                         MEDALLION SIGNATURE GUARANTEE
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 2)

Authorized Signature
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------

                               [PLACE SEAL HERE]

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Signature Guarantees. Signatures on this letter of transmittal and consent must be guaranteed by a Medallion Signature Guarantor, unless the units tendered hereby are tendered by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner of such units) that has not completed any of the boxes entitled "Special Issuance/Delivery Instructions" on this letter of transmittal and consent. If the units are registered in the name of a person other than the signer of this letter of transmittal and consent or if units not accepted for exchange or not tendered are to be returned to a person other than the registered holder or if payment is to be made to a person other than the registered holder, then the signatures on this letter of transmittal and consent accompanying the tendered units must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 2.

     2. Signatures on Letter of Transmittal and Consent, Instruments of Transfer and Endorsements. If this letter of transmittal and consent is signed by the registered holders of the units tendered hereby and with respect to which consents are given hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this letter of transmittal and consent is signed by a participant in DTC whose name is shown on a security position listing as the owner of the units tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such units.

     If any of the units tendered hereby and with respect to which consents are given hereby are registered in the name of two or more holders, all such holders must sign this letter of transmittal and consent. If any of the units tendered hereby and with respect to which consents are given hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

     If this letter of transmittal and consent or any units or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Vivendi Universal of such person's authority to so act must be submitted.

     When this letter of transmittal and consent is signed by the registered holders of the units tendered hereby, no endorsements of units or separate instruments of transfer are required unless payment is to be made, or units not tendered or exchanged are to be issued, to a person other than the registered holders, in which case signatures on such units or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

     IF THIS LETTER OF TRANSMITTAL AND CONSENT IS SIGNED OTHER THAN BY THE REGISTERED HOLDERS OF THE UNITS TENDERED HEREBY AND WITH RESPECT TO WHICH CONSENTS ARE GIVEN HEREBY, SUCH UNITS MUST BE ENDORSED OR ACCOMPANIED BY APPROPRIATE INSTRUMENTS OF TRANSFER, AND A DULY COMPLETED PROXY ENTITLING THE SIGNER TO CONSENT WITH RESPECT TO SUCH UNITS ON BEHALF OF SUCH REGISTERED HOLDERS, IN ANY CASE SIGNED EXACTLY AS THE NAME OR NAMES OF THE REGISTERED HOLDERS APPEAR ON THE UNITS AND SIGNATURES ON SUCH UNITS OR INSTRUMENTS OF TRANSFER AND PROXY ARE REQUIRED AND MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

     3. Delivery of Letter of Transmittal and Consent and Unit
Certificates. This letter of transmittal and consent is to be used if (i) certificates evidencing units are to be forwarded herewith, (ii) units are to be delivered by book-entry transfer pursuant to the procedure set forth under "The Exchange Offer and Consent Solicitation -- Procedure for Tendering Units and Delivering Consents -- Book-Entry Delivery of the Units" in the prospectus; and in each case, instructions are not being transmitted through ATOP. In order to tender pursuant to the offer, certificates evidencing all physically tendered units, or a confirmation of a book-entry transfer into the exchange agent's account at DTC of all units delivered by book-entry transfer or a properly completed and duly executed letter of transmittal and consent (or facsimile thereof) and any other documents requested by this letter of transmittal and consent, must be received by the exchange agent at one of its addresses set forth herein, on or prior to the date upon which the offer shall expire. If certificates evidencing units are forwarded to the exchange agent in multiple deliveries, a properly completed and duly executed letter of transmittal and consent must accompany each such delivery.

     The method of delivery of units and letters of transmittal and consent, any required signature guarantees and all other required documents, including delivery through DTC, is at the election and risk of the holder and, except as otherwise provided in this Instruction 3, delivery will be deemed made only when actually received by the exchange agent. If such delivery is by mail, it is suggested that the holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the date on which the offer expires, as described in the prospectus, to permit delivery to the exchange agent prior to such date.

     No alternative, conditional or contingent tenders or consents will be accepted. All tendering and consenting holders, by execution of this letter of transmittal and consent (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance of their units for purchase or the satisfaction of the minimum condition.

     4. Inadequate Space. If the space provided under "Description of Units" is inadequate, the information should be continued on a separate signed list and attached to this letter of transmittal and consent.

     5. Partial Tenders and Unpurchased Units (Not Applicable to Holders Who Tender by Book-Entry Transfer). If only a portion of the units are to be tendered, fill in the portion of the units to be tendered in the column entitled "Number of Units Tendered and as to which Consents are Given" in the box labeled "Description of Units." If the tendered portion of the units so tendered are exchanged, the unit will be split into two units, which will equal the total number of such original unit. The exchange agent will then return to the tendering holder, by credit to a book-entry account or otherwise, a new unit equal to the portion of such original unit not tendered and purchased, unless otherwise specified in the "Special Issuance/Delivery Instructions" box in this letter of transmittal and consent. The entire number of units evidenced by a certificate for units will be deemed tendered unless otherwise indicated.

     6. Consents. HOLDERS OF UNITS WHO TENDER THEIR UNITS PURSUANT TO THE OFFER WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS.

     7. Transfer Taxes. Except as set forth in this Instruction 7, Vivendi Universal will pay or cause to be paid any transfer taxes with respect to the transfer and sale of units to it, or to its order, pursuant to the exchange offer. If payment is to be made to, or if units not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered units are registered in the name of any persons other than the persons signing this letter of transmittal and consent, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     8. Special Payment and Delivery Instructions. If payment for any units tendered hereby is to be made, or certificates evidencing units not tendered or not purchased is (are) to be issued, in the name of a person other than the person(s) signing this letter of transmittal and consent or if payment in the name of the person(s) signing this letter of transmittal and consent or any such certificate is to be sent to someone other than the person(s) signing this letter of transmittal and consent or to the person(s) signing this letter of transmittal and consent but at an address other than that shown in the box entitled "Description of Units" on this letter of transmittal and consent, the appropriate boxes captioned "Special Issuance/Delivery Instructions" on this letter of transmittal and consent must be completed.

     9. Fractional ADSs. Fractions of Vivendi Universal ADSs will not be issued in the offer. Holders of units who would otherwise be entitled to receive a fraction of a Vivendi Universal ADS will instead receive a cash payment equal to the holders' proportionate interest in the net proceeds (following the deduction of applicable transaction costs) from the sale by the exchange agent, on behalf of such holders, of the aggregate of such fractional Vivendi Universal ADSs (or ordinary shares). It is expected that the sale by the exchange agent of the aggregate of the fractional Vivendi Universal ADSs (or ordinary shares) will occur reasonably promptly after the expiration date. No interest will be paid on cash payments made to holders in lieu of fractional Vivendi Universal ADSs. The treatment of any fractional Vivendi Universal ADSs to which beneficial owners may otherwise be entitled will depend on the arrangements between such beneficial owners and their nominee holders and neither Vivendi Universal nor the exchange agent will have involvement with such arrangements.

     10. Irregularities. Vivendi Universal will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of units or giving of consents and its determination shall be final and binding on all parties. Vivendi Universal reserves the absolute right to reject any and all tenders of units determined by it not to be in the proper form or the acceptance of or payment for which may be unlawful. Vivendi Universal also reserves the absolute right in its sole discretion to waive any of the conditions of the offer or any defect or irregularity in the tender of units or giving of consents of any particular holder, whether or not similar conditions, defects or irregularities are waived in the case of other holders and Vivendi Universal's interpretation of the terms and conditions of the offer (including these instructions) shall be final and binding on all parties. No tender of units or giving of consents will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, all defects or irregularities in connection with tenders or consents must be cured within such time as Vivendi Universal shall determine. None of Vivendi Universal, JES, Seagram, the dealer managers, the exchange agent, the information agent named in the prospectus, the purchase contract agent, the Trustee or any other person is or will be under any duty to give notification of any defects or irregularities in tenders or consents or any notices of withdrawal or revocation, nor shall any of them incur any liability for failure to give any such notification.

     11. Substitute Form W-9. Each tendering holder (or other payee) is required (i) to provide the exchange agent with a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding or (ii) to establish another basis for exemption from backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on any payment. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the exchange agent is not provided with a TIN by the time of payment, the exchange agent will withhold 31% on all such payments, if any, until a TIN is provided to the exchange agent.

     12. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the prospectus or this letter of transmittal and consent may be directed to the information agent at its telephone number set forth on the last page hereof. A holder may also contact either dealer manager at its telephone number set forth below or such holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the offer.

                           IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a holder whose units are exchanged is required to provide the exchange agent (as payer) with such holder's correct TIN on Substitute Form W-9 below and to certify that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) or, alternatively, to otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the exchange agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such holder with respect to units exchanged may be subject to backup withholding (see below).

     A holder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the holder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If the box is checked, payments made will be subject to backup withholding unless the holder has furnished the exchange agent with his or her TIN. A holder who checks the box in Part 3 in lieu of furnishing his or her TIN should furnish the exchange agent with his or her TIN as soon as it is received.

     Certain holders (including, among others, all corporations and certain foreign individuals) may be exempt from these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status (an applicable Form W-8). Forms for such statements can be obtained from the exchange agent. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

     If backup withholding applies, the exchange agent is required to withhold 31% of any payments to be made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service provided that the required information is furnished. The exchange agent cannot refund amounts withheld by reason of backup withholding.

----------------------------------------------------------------------------------------------------------------------------
                                             PAYER'S NAME: THE BANK OF NEW YORK
----------------------------------------------------------------------------------------------------------------------------

                                     PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT    ----------------------------
 SUBSTITUTE                          AND CERTIFY BY SIGNING AND DATING BELOW.                    Social Security Number
 FORM W-9                                                                                                  OR
                                                                                              ----------------------------
                                                                                                 Employer Identification
                                                                                                         Number
                                   -----------------------------------------------------------------------------------------
                                     PART 2                                                      PART 3 -- Awaiting TIN
 DEPARTMENT OF                       Certification -- Under penalty of perjury, I certify
 THE TREASURY                        that:
 INTERNAL REVENUE SERVICE            (1) The number shown on this form is my correct
                                         Taxpayer Identification Number (or I am waiting
                                         for a number to be issued to me), and
                                     (2) I am not subject to backup withholding because (a)
                                         I am exempt from backup withholding, or (b) I have
                                         not been notified by the Internal Revenue Service
                                         (the "IRS") that I am subject to backup
                                         withholding as a result of a failure to report all
                                         interest or dividends, or (c) the IRS has notified
                                         me that I am no longer subject to backup
                                         withholding.
                                   -----------------------------------------------------------------------------------------
 PAYER'S REQUEST FOR                 CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified
 TAXPAYER IDENTIFICATION             by the IRS that you are currently subject to backup withholding because of under-
 NUMBER (TIN)                        reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                                   -----------------------------------------------------------------------------------------
                                     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                                     DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
                                      SIGNATURE --------------------------------------
 SIGN HERE                            DATE --------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                     IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

Signature --------------------      Date ---------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer. -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to be Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

       ------------------------------------------------------------------

                                          GIVE THE SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                 NUMBER OF --
----------------------------------------------------------------------
 1.  Individual                           The Individual
 2.  Two or more individuals              The actual owner of the
     (joint account)                      account or, if combined
                                          funds, the first individual
                                          on the account(1)
 3.  Custodian account of a minor         The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings       The grantor-trustee(1)
     trust account (grantor is also
        trustee)
     b. So-called trust account that      The actual owner(1)
     is not a legal or valid trust
        under State law
 5.  Sole proprietorship                  The owner(3)
----------------------------------------------------------------------
                                          GIVE THE EMPLOYER IDEN-
FOR THIS TYPE OF ACCOUNT:                 TIFICATION NUMBER OF --
----------------------------------------------------------------------
 6.  Sole proprietorship                  The owner(3)
 7.  A valid trust, estate, or pension    The legal entity(4)
     trust
 8.  Corporate                            The corporation
 9.  Association, club, religions,        The organization
     charitable, educational or other
     tax-exempt organization
10.  Partnership                          The partnership
11.  A broker or registered nominee       The broker or nominee
12.  Account with the Department of       The public entity
     Agriculture in the name of a
     public entity (such as a state or
     local
     government, school district, or
     prison) that receives
     agricultural program payments

------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number of your employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

- An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
- The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
- An international organization or any agency or instrumentality thereof.
- A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

- A corporation.
- A financial institution.
- A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
- A real estate investment trust.
- A common trust fund operated by a bank under Section 584(a).
- An entity registered at all times during the tax year under the Investment Company Act of 1940.
- A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
- A futures commission merchant registered with the Commodity Futures Trading Commission.
- A foreign central bank of issue.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

- Payments to nonresident aliens subject to withholding under Section 1441.
- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
- Payments of patronage dividends not paid in money.
- Payments made by certain foreign organizations.
- Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.
- Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
- Payments described in Section 6049(b)(5) to nonresident aliens.
- Payments on tax-free covenant bonds under Section 1451.
- Payments made by certain foreign organizations.
- Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS,OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PRIVACY ACT NOTICE. -- Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE

IMPORTANT: THIS LETTER OF TRANSMITTAL AND CONSENT (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CERTIFICATES RELATING TO THE UNITS OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE FOR HOLDERS WISHING TO TENDER AND GIVE CONSENT WITH RESPECT TO THEIR UNITS.

     The exchange agent for the exchange offer and consent solicitation is:

                              THE BANK OF NEW YORK

            By Hand or                  Facsimile Transactions:                By Registered or
       Overnight Delivery:           (Eligible Institutions Only):             Certified Mail:
       The Bank of New York                  (212) 815-6339                  The Bank of New York
        101 Barclay Street             Attention: William Buckley             101 Barclay Street
           Floor 7 East                                                          Floor 7 East
        New York, NY 10286                                                    New York, NY 10286
    Attention: William Buckley         To Confirm by Telephone or         Attention: William Buckley
      Reorganization Section             for Information Call:              Reorganization Section
                                             (212) 815-5788

     Any questions or requests for assistance or for additional copies of this document, the prospectus or related documents may be directed to the information agent at its telephone number set forth below. A holder may also contact either of the dealer managers at their respective telephone numbers set forth below or that holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the offer.

   The information agent for the exchange offer and consent solicitation is:

                          MELLON INVESTOR SERVICES LLC
                                 44 Wall Street
                                   7th Floor
                               New York, NY 10005

                Bankers and brokers call collect: (917) 320-6286
                   All others call toll-free: (866) 293-6618

    The dealer managers for the exchange offer and consent solicitation are:

           BANC OF AMERICA SECURITIES LLC                                SALOMON SMITH BARNEY
          100 North Tryon Street, 6th Floor                         390 Greenwich Street, 4th Floor
                 Charlotte, NC 28255                                      New York, NY 10013
             (866) 475-9886 (toll free)                            Attn: Liability Management Group
                         or                                           (800) 558-3745 (toll free)
              (704) 388-8853 (collect)